PROPERTY AND EQUIPMENT NET (Details) - USD ($)	Dec. 31, 2023	Dec. 31, 2022
Less: accumulated depreciation	$ (872,126)	$ (899,389)
Property and equipment, net	5,157	19,785
Office Equipment And Furniture [Member]
Total property and equipment	590,156	607,501
Electronic equipment [Member]
Total property and equipment	73,033	91,287
Transportation vehicles [Member]
Total property and equipment	214,094	220,386
Subtotal
Total property and equipment	$ 877,283	$ 919,174